NUMBER                         [FLAG LOGO]                                SHARES


                              FREEDOM MUTUAL FUND
                        (A MASSACHUSETTS BUSINESS TRUST)

                       FREEDOM GOVERNMENT SECURITIES FUND
                         SHARES OF BENEFICIAL INTEREST

ACCOUNT NO.    ALPHA CODE

                                                            CUSIP 356 403 204
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT







IS THE REGISTERED OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES (WITHOUT PAR VALUE) OF

-----------------------FREEDOM GOVERNMENT SECURITIES FUND-----------------------

A Series of Shares established and designated under the Master Trust Agreement of FREEDOM MUTUAL FUND, a Massachusetts business trust (the "Trust") dated December 22, 1980 as amended from time to time (the "Trust Agreement"). The Terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by references as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the benefical interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative rights and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedured that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FREEDOM MUTUAL FUND not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind in any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.


[SEAL]


WITNESS the facsimile signatures of the President and Treasurer of the Trust and the signature of its duly authorized agent.

Dated



                    /s/ Thomas J. Brown              /s/ Hugh A. Dunlap, Jr.
                        Treasurer                           President


Countersigned: STATE STREET BANK & TRUST COMPANY
By                                Transfer Agent

Authorized Signature






he following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common    UNIF GIFT MIN ACT-         Custodian
                                                       --------         --------
                                                         (Cust)          (Minor)
TEN ENT   -as tenants by the entireties            under Uniform Gifts to Minors
JT TEN    -as joint tenants with right             Act
           of survivorship and not as                 --------------------------
           tenants in common                                   (State)

    additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


                                        ----------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip coded of assignee

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated,
      ------------------



                                               ---------------------------------


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.





NUMBER                         [FLAG LOGO]                                SHARES


                              FREEDOM MUTUAL FUND
                        (A MASSACHUSETTS BUSINESS TRUST)

                          FREEDOM CASH MANAGEMENT FUND
                         SHARES OF BENEFICIAL INTEREST

ACCOUNT NO.    ALPHA CODE

                                                            CUSIP 356 403 204
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT







IS THE REGISTERED OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES (WITHOUT PAR VALUE) OF

   -----------------------FREEDOM CASH MANAGEMENT FUND-----------------------

the FREEDOM CASH MANAGEMENT FUND, a Series of Shares established and designated under the Master Trust Agreement of FREEDOM MUTUAL FUND, a Massachusetts business trust (the "Trust") dated December 22, 1980 as amended from time to time (the "Trust Agreement"). The terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by references as fully as if set forth herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Trust has been divided into Shares of such Series as may be established and designated from time to time, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the above designated Series subject to the liabilities belonging to such Series. Such Series and other Series have the relative rights and preferences set forth in the Trust Agreement, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of FREEDOM MUTUAL FUND not individually but as Trustees under the Trust Agreement, and represents Shares of the above designated Series and does not bind in any of the Trustees, Shareholders, Officers, Employees or Agents of the Trust personally but only the assets and property of the Trust. Subject to the provisions of the Trust Agreement, the Shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by his duly authorized attorney upon surrender of this certificate.


[SEAL]


WITNESS the facsimile signatures of the President and Treasurer of the Trust and the signature of its duly authorized agent.

Dated



                    /s/ Thomas J. Brown              /s/ Hugh A. Dunlap, Jr.
                        Treasurer                           President


Countersigned: STATE STREET BANK & TRUST COMPANY
By                                Transfer Agent

Authorized Signature








The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common    UNIF GIFT MIN ACT-         Custodian
                                                       --------         --------
                                                         (Cust)          (Minor)
TEN ENT   -as tenants by the entireties            under Uniform Gifts to Minors
JT TEN    -as joint tenants with right             Act
           of survivorship and not as                 --------------------------
           tenants in common                                   (State)

    additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


                                        ----------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip coded of assignee

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated,
      ------------------



                                               ---------------------------------


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.